Exhibit 10.8

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMMERCIAL SUPPLY AGREEMENT

BETWEEN THE UNDERSIGNED:

SANOFI CHIMIE, a company organised and existing under the laws of France, having its registered office at 9 rue du Président Allende, 94256 Gentilly, France, and a principal place of business at 20 avenue Raymond Aron, 92165 Antony Cedex, France, represented by Hervé LEBRUN, Chairman and Chief Executive Officer,

acting for itself and on behalf of its Affiliates as hereinafter defined,

Hereinafter collectively referred to as “SANOFI CHIMIE”,

ON THE ONE PART

AND

VIVUS, Inc. a company incorporated in the State of Delaware and having its registered office at 351 E. Evelyn Avenue, Mountain View, CA 94041, represented by Leland F. Wilson, Chief Executive Officer

Hereinafter referred to as “VIVUS”,

ON THE OTHER PART

VIVUS and SANOFI CHIMIE are hereinafter individually referred to as a “Party” or collectively as the “Parties”.

WITNESSETH:

WHEREAS, SANOFI CHIMIE is within the SANOFI group, a company specialized in the development, manufacture and supply of active pharmaceutical ingredients, intermediates and pharmaceutical specialties.

WHEREAS, VIVUS is a biopharmaceutical company that has been pursuing the development and regulatory approval of a drug product known by the international nonproprietary name avanafil.

WHEREAS, pursuant to the Technology Transfer and Development Services Agreement executed by the Parties on March 25, 2013 (“TTA”), the Parties now wish to set the terms and conditions for the supply by SANOFI CHIMIE of VIVUS commercial needs of avanafil API.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VIVUS and SANOFI CHIMIE, intending to be legally bound, hereby agree as follows:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 1 — DEFINITIONS

The following terms as used in this agreement shall have the meanings set forth in this Article 1:

1.1                   “Affiliate(s)” shall mean any corporation or business entity which is controlled by, controls, or is under common control of a Party. For this purpose, the meaning of the word “control” shall include, without limitation, direct or indirect ownership of more than fifty percent (50%) of the voting shares of interest of such corporation or business entity.

For SANOFI CHIMIE, the term Affiliate shall include any company, which, directly or indirectly, is controlled or is under common control with SANOFI — a French corporation registered in the Company and Trade Register of Paris under N° 395 030 844, having its registered office at 54, rue La Boétie, 75008 Paris, France.

1.2                   “Agreement” shall mean the present agreement and all exhibits attached hereto.

1.3                   “API” shall mean the PDE5 inhibitor avanafil active ingredient to be Manufactured by SANOFI CHIMIE using the Process and/or any Severable Improvements, according to the Specifications attached in Exhibit 3 and the Quality Agreement.

1.4                   “Background Technology”  shall mean a Party’s intellectual property used to perform the Services including any patented technology, know-how, trade secrets, and proprietary information (including Confidential Information) that was in the Party’s possession prior its disclosure or, is later generated or, acquired independently by a Party outside the scope of the Services.

1.5                   “Business Day” means each day of the week excluding Saturday, Sunday or a day on which banking institutions in New York, New York or Paris, France, are closed.

1.6                   “Calendar Quarter” shall mean any consecutive 3-month period ending March 31, June 30, September 30 or December 31.

1.7                   “Calendar Year” shall mean a twelve (12) month period commencing January 1.

1.5                   “cGMP” shall mean (a) current good manufacturing practices for the methods to be used in, and the facilities and controls to be used for, the manufacture, processing, packing, testing, shipping, and holding of drug active ingredients, as promulgated by the FDA (including 21 C.F.R. Parts 210 and 211), including all amendments and supplements thereto during the term of this Agreement and (b) comparable laws or regulations applicable to the manufacture, processing, packing, testing, shipping, and holding of drug active ingredients in the European Union, as they may be updated from time to time, including applicable guidelines promulgated under the International Conference on Harmonization.

1.6                   “Commercialization Partner” means any third party to which VIVUS has agreed to transfer all or any of its rights to commercialize VIVUS’ Product in all or any portion of the VIVUS Territory.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.7                   “Commercially Reasonable Efforts” means with respect to the efforts to be expended by any Party with respect to any action, objective or obligation, those reasonable, diligent, good faith efforts to accomplish such action, objective, or obligation as a person engaged in the relevant business activity for its own account would normally use to accomplish a similar action, objective, or obligation under similar circumstances.

1.8                   “Confidential Information” shall mean, as the case may be, any and all VIVUS’s Confidential Information, any and all SANOFI CHIMIE’s Confidential Information, as applicable. The present Agreement shall be considered as Confidential Information of each Party.

1.9                   “VIVUS’s Confidential Information” shall  mean the proprietary and/or confidential information relating to VIVUS’s and/or its Affiliates’ Background Technology (including the API and the Process), including proprietary and/or confidential information received by or on behalf of VIVUS from MTPC or another third party), as well as know-how, operational methods, formulae, specifications, analytical methods, quality standards, operating procedures, financial information, forecasts, costs, pricing information and any details of commercial, technical, pharmaceutical, scientific and industrial nature provided to SANOFI CHIMIE by or on behalf of VIVUS, whether in written, oral, electronic or any other form. VIVUS’s Confidential Information shall include the Results.

1.10            “SANOFI CHIMIE’s Confidential Information” shall mean the proprietary and/or confidential information of SANOFI CHIMIE and/or its Affiliates related to SANOFI CHIMIE’s and/or its Affiliates Background Technology as well as any details of commercial or industrial nature of SANOFI CHIMIE’s and/or its Affiliates’ business, whether in written, oral, electronic or any other form.

1.11            “Documentation” shall mean all written reports and any supporting documentation and data generated in the performance of the Services, including but not limited to final report, batch records, laboratory notebooks, original data and slides.

1.12            “Exclusive Territory” shall mean all countries in the VIVUS Territory, excluding the Semi-Exclusive Territory.

1.13            “License Agreement” shall mean ***.

1.14              “Manufacture/Manufacturing/Manufactured” means, for the purpose of this Agreement, all or any part of the operations which include:

•                                Procurement of the Starting Materials in respect of the cGMP and the specifications of the Starting Materials

•                                Storage of the Starting Materials and the API

•                                Production of technical, validation and commercial batches

•                                Control of API and their release for regulatory purpose, according to the Quality Agreement

•                                Delivery of API

1.15            “Manufacturing Site” means SANOFI CHIMIE’s chemical site located 45, chemin de Météline — BP15 — 04201 Sisteron Cedex, France.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.16            “MTPC” means Mitsubishi Tanabe Pharma Corporation, formerly known as Tanabe Seiyaku Co., Ltd.

1.17            “MTPC Agreement” means that certain Agreement between VIVUS and MTPC (as successor in interest to Tanabe Seiyaku Co., Ltd.), effective as of December 28, 2000, as successively amended by Amendment N°1 dated January 9, 2004 and Amendment N°2 dated August 1, 2012, and as it may be further amended from time to time.

1.18            “Process” shall mean all methods and know how used for the Manufacturing of the API, including but not limited to (i) the VIVUS proprietary or licensed methods, provided to SANOFI CHIMIE by VIVUS, (ii) any *** modification made to the Process necessary for the adaptation to SANOFI CHIMIE’s industrial equipment and facilities and (iii) any improvements to the foregoing other than Severable Improvements, as defined in Article 10.3 hereafter, made by SANOFI CHIMIE.

1.19            “Quality Agreement” has the meaning set forth in Article 6.4.

1.20            “Results” shall mean the API and the Documentation conceived and/or generated under or in connection with the performance of the Services. Any results outside the scope and purpose of the Services or results that are not related to the API as such or are not limited to a process for manufacturing the API, which SANOFI CHIMIE merely generates while performing the Services, shall not constitute a Result.  Notwithstanding the foregoing, Results shall include, without limitation, any and all Documentation that is incorporated into the Process, the DMF or the ASMF for the API, or any other regulatory filing filed by or on behalf of VIVUS.

1.21            “SANOFI Territory” means ***.

1.22            Semi-Exclusive Territory” shall mean the following countries: Albania, Andorra, Argentina, Australia, Austria, Belgium, Bosnia Herzegovina, Brazil, Bulgaria, Chile, Colombia, Costa Rica, Croatia, Cuba, Cyprus, Czech Republic, Denmark, Dominican Republic, Ecuador, El Salvador, Estonia, Finland, France, Germany, Greece, Guatemala, Honduras, Hungary, Iceland, India, Ireland, Italy, Jamaica, Latvia, Lichtenstein, Lithuania, Luxembourg, Kosovo, Malta, Mexico, Montenegro, the Netherlands, New Zealand, Nicaragua, Norway, Panama, Paraguay, Peru, Poland, Portugal, Republic of Macedonia, Republic of Serbia, Romania, San Marino Republic, Slovakia, Slovenia, Spain, Sweden, Switzerland, Trinidad & Tobago, the United Kingdom, Uruguay, Vatican City, and Venezuela.

1.23            “Services” shall mean the Manufacturing program described in the Quality Agreement, as well as the supply of the API to be performed by SANOFI CHIMIE according to the terms and conditions of this Agreement.

1.24 “Starting Material” shall mean regulatory starting materials ESTE, PROL and AMIN used for the Manufacture the API as described in the Quality Agreement.

1.25 “VIVUS’s Product” shall mean any composition containing the avanafil active ingredient whether or not manufactured by SANOFI CHIMIE, alone or in combination with one or more active ingredient(s), in all dosage strengths whether packaged and labeled or in bulk form, commercialized by VIVUS or its Commercialization Partners.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.26              “VIVUS Territory” means all countries in the world in which VIVUS has a right under the MTPC Agreement to sell avanafil, other than ***.

ARTICLE 2 - SCOPE OF THIS AGREEMENT

This Agreement sets forth the terms and conditions whereby VIVUS undertakes to purchase from SANOFI CHIMIE, and SANOFI CHIMIE undertakes to Manufacture, sell and deliver the API to VIVUS.

ARTICLE 3 - PERFORMANCE OF THE SERVICES

3.1                               SANOFI CHIMIE shall perform the Services in accordance with the terms of the Agreement, and in particular with (i) the Quality Agreement, (ii) all applicable principles and guidelines of cGMP, and (iii) other legal provisions, regulations or decisions of competent authorities which are applicable.

3.2                               SANOFI CHIMIE warrants that the Services shall be performed :

(i)                                     in a manner commensurate with professional standards, by implementing all necessary means, and in accordance with applicable laws, rules and regulations;

(ii)                                  using equipment, proprietary or leased to SANOFI CHIMIE.

3.3                               VIVUS or its Affiliates shall provide SANOFI CHIMIE, when available, with all relevant information relating to the API and the Process. Such information shall only be used by SANOFI CHIMIE solely for the purpose of performing the Services and shall in particular not be provided to any third parties.

3.4                              SANOFI CHIMIE shall maintain complete and accurate records of the Services conducted under this Agreement and in particular of all Results, data and developments made pursuant to its efforts under the Agreement.

ARTICLE 4 - COLLABORATION BETWEEN THE PARTIES

4.1                     SANOFI CHIMIE and VIVUS shall each designate an individual contact person to be responsible for coordination of the performance of the Services under the Agreement (hereinafter the “Business Manager(s)”). The Business Manager shall cooperate and consult with each other through teleconferences or meetings, on a reasonable basis and frequency in relation to the Services to be carried out under this Agreement and all matters arising thereof.

The Parties shall establish a joint manufacturing committee (the “Joint Manufacturing Committee”), which shall oversee the manufacturing of the API. VIVUS and SANOFI CHIMIE shall each appoint *** representatives with the required expertise and seniority enabling them to make operational decisions on behalf of VIVUS and SANOFI CHIMIE. From time to time, VIVUS and SANOFI CHIMIE each may substitute any of its representatives to the Joint Manufacturing Committee on prior written notice to the other Party. Each Party may invite a reasonable number of additional employees and/or advisors to attend part or all of the meetings of the Joint Manufacturing Committee.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The Joint Manufacturing Committee shall notably, but not limited to, (i) review the progress of the Services according to key milestones and Documentation; (ii) serve as the initial forum to resolve any issue between the Parties relating to this Agreement; (iii) serve as the forum to discuss and decide on any significant modification of Services.

The Joint Manufacturing Committee shall meet as needed upon request of either Party, by teleconference or video conference, and according to a planning agreed upon by the Parties every Calendar Year.

VIVUS shall be responsible for drafting the minutes of each JMC meeting and them to SANOFI CHIMIE for approval within *** Business Days of the date of the JMC meeting. In the event that SANOFI CHIMIE does not reply within *** Business Days of receipt of any JMC minutes, such minutes shall be deemed to be accepted by SANOFI CHIMIE.

4.2                     SANOFI CHIMIE shall determine at its sole discretion the composition of the team performing the Services, and undertakes to ensure that the members of the team are appropriately qualified and with the appropriate knowledge required for the proper performance of the Services. SANOFI CHIMIE may also use personnel of its Affiliates.

SANOFI CHIMIE’s team performing the Services remains under SANOFI CHIMIE’s sole control, management and responsibility.

4.3                     Each Party shall promptly notify the other Party in writing of any changes concerning pending processes, methods, specifications or any quality related changes of which it becomes aware during the Services and which could affect the performance of the Services and/or the Results and both Parties shall endeavour to agree upon any studies or additional work resulting therefrom.

ARTICLE 5 — MANUFACTURING AND SUPPLY OF API

5.1                     SANOFI CHIMIE shall be responsible for the procurement of the Starting Materials needed for the Manufacture of the API; provided that SANOFI CHIMIE shall not enter into any exclusive agreement that would preclude other manufacturers that are authorized by MTPC or VIVUS and/or its Affiliates and Commercialization Partners from obtaining the Starting Materials.

5.2                     The API shall be Manufactured in SANOFI CHIMIE Manufacturing Site.

In case SANOFI CHIMIE decides in its sole discretion to transfer the Manufacture of the API to another facility, SANOFI CHIMIE will notify VIVUS with a sufficient period of notice to be compliant with the regulatory matters related to such facility change, and SANOFI CHIMIE shall bear its own costs generated by such a transfer in addition to VIVUS’s reasonable and necessary costs in assisting with the regulatory filing as a result of such facility change. Any transfer of Manufacture of the API to a facility not controlled by SANOFI CHIMIE or its AFFLIATE shall require the prior written consent of VIVUS which cannot be withheld unreasonably or delayed.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.3                              Minimum purchase commitment

5.3.1                    For the duration of this Agreement, subject to the terms and conditions of this Agreement, SANOFI CHIMIE undertakes to supply, and VIVUS undertakes to purchase and be delivered:

(i)                           exclusively from SANOFI CHIMIE its total needs of API for the manufacture of VIVUS’ Product to be commercialized in the Exclusive Territory; and

(ii)                        each Calendar Year, ***% of VIVUS’s global annual demand of API needed for the manufacture of VIVUS’ Product to be commercialized in the Semi-Exclusive Territory

(for purposes of this Section 5.3.1(ii), the purchase of ***% of VIVUS’s global annual demand during a particular Calendar Year shall be calculated based on *** for API for the manufacture of VIVUS’ Product to be commercialized in the Semi-Exclusive Territory, in each case submitted as of *** and requesting delivery of API no later than ***); and

(iii)                     minimum yearly quantities of API through the term of the Agreement, *** as follows:

-      ***;

*** collectively referred to herein as the “Minimum Yearly Quantities”.

The Parties recognize that for the ***, VIVUS shall use its best Commercially Reasonable Efforts to meet its obligations *** considering the *** of *** already ***, but in no event shall VIVUS *** in *** and *** in ***.

5.3.2                    VIVUS undertakes to purchase the Minimum Yearly Quantities, which shall not be subject to any reduction or variation whatsoever. Remedies for failure to comply with such undertaking are described in Section 5.3.3.

Promptly after *** of each Calendar Year during the term of this Agreement, VIVUS shall provide to SANOFI CHIMIE a report indicating (a) the quantities of API ordered by VIVUS from SANOFI CHIMIE during such Calendar Year and delivered to VIVUS during *** or having a requested delivery date before *** (the “Ordered Yearly Quantity”), including a separate report of quantities of such API ordered for the manufacture of VIVUS’ Product to be commercialized in the Semi-Exclusive Territory (the “Semi-Exclusive Ordered Yearly Quantity”), and (b) the quantities of API ordered by VIVUS from a third-party supplier during such Calendar Year and delivered to VIVUS during *** or having a requested delivery date before *** for the manufacture of VIVUS’ Product to be commercialized in the Semi-Exclusive Territory (the “Semi-Exclusive Third-Party Yearly Quantity”).  If SANOFI CHIMIE failed to supply any portion of VIVUS’s firm orders during such Calendar Year, the quantity of Product that SANOFI CHIMIE failed to supply shall, for purposes of determining whether VIVUS satisfied its obligations and/or calculating any payments under this Section 5.3, be deemed to have been ordered and delivered to VIVUS.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In the specific case where the validation program would not enable SANOFI CHIMIE to deliver the ***, then such *** shall be delivered *** but will be deemed delivered *** for purposes of determining whether VIVUS satisfied its obligations under this Section 5.3.

VIVUS shall keep complete and accurate records of the aggregate quantities of API bought from SANOFI CHIMIE or from any other supplier for the commercialization of VIVUS’ Product in the VIVUS Territory. All such records shall be retained for at least *** years following the Calendar Year in which they are generated. At SANOFI CHIMIE’s request, such records shall be available for review not more than once each Calendar Year (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent auditor mutually agreed upon by the Parties and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 13 for the sole purpose of verifying the respect of VIVUS commitment pursuant to Article 5.1 and Article 5.3.1. The expense of such auditor shall be borne by SANOFI CHIMIE unless the audit report reveals a breach of such commitments by VIVUS, in which case, VIVUS shall reimburse SANOFI CHIMIE the expense of such independent auditor. Such auditor shall not disclose VIVUS’s Confidential Information to SANOFI CHIMIE, except to the extent such disclosure is necessary to verify the accuracy of the reports furnished by VIVUS.

5.3.3                     In the event that the quantities of API purchased by VIVUS are below the Minimum Yearly Quantity applicable for a given Calendar Year (a “Minimum Yearly Quantity Shortfall”), not caused by a force majeure occurrence and determined based on the reports specified in Article 5.3.2, then VIVUS shall either (i) promptly (but in any event no later than ***) submit to SANOFI CHIMIE a purchase order for the amount of the Minimum Yearly Quantity Shortfall, requesting delivery of the Shortfall Quantity on or before ***, or (ii) pay a penalty corresponding to the amount of the Minimum Yearly Quantity Shortfall

5.3.4                     This Section 5.3 describes VIVUS’s sole obligations, and SANOFI CHIMIE’s sole remedies, for VIVUS’s failure to comply with its obligations under Article 5.3.1.

5.4                   Forecast

In order to enable SANOFI CHIMIE to establish its production schedule and to regularly supply VIVUS with API, VIVUS shall provide SANOFI CHIMIE at the beginning of every Calendar Quarter throughout the term of this Agreement with a *** months rolling forecast, broken down in ***, of its estimated requirements of API.

The first *** of each rolling forecast (***) shall be considered a firm commitment to purchase from SANOFI CHIMIE and a firm commitment to supply to VIVUS the volume of API detailed therein, with the remaining months (***) of the forecast constituting VIVUS’s non-binding forecasts, being understood that:

(i)                                     the volume forecasted in *** shall not vary by more than plus or minus *** percent (±***%) from the volume specified in *** of the immediately preceding rolling forecast; and

(ii)                                  the volume forecasted in *** shall not vary by more than plus or minus *** (±***%) from the volume specified in *** of the immediately preceding rolling forecast.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.5                   VIVUS shall order quantities of API in accordance with Article 5.4 and no less than *** before the delivery date specified by VIVUS. Each order shall detail the quantity, the delivery date, payment terms, the incoterm and the shipping details.

The minimum order quantity shall be *** and each order quantity shall be a multiple of ***.

Within *** of receipt of VIVUS’s orders by SANOFI CHIMIE, SANOFI CHIMIE will acknowledge receipt of each order and confirm that it will deliver the order on the delivery date requested by VIVUS or if necessary will propose any other reasonable delivery date to VIVUS.

Such confirmation shall not be denied by SANOFI CHIMIE unless (i) the purchase order is inconsistent with the most recent forecast or, (ii) there exists any other failure or omission by VIVUS under this Agreement preventing SANOFI CHIMIE from performing the Services.

5.6                   If SANOFI CHIMIE is unable to supply confirmed orders to VIVUS with respect to the quantity or the delivery date, SANOFI CHIMIE shall inform VIVUS immediately and the parties shall agree on appropriate delivery time and/or other appropriate measures.  Notwithstanding Section 5.1, VIVUS shall be permitted to obtain from another source the quantities of API that SANOFI CHIMIE is unable to supply.  For clarity, this Section 5.6 shall not be deemed to limit SANOFI CHIMIE’s supply obligations hereunder or VIVUS’s remedies for any failure to supply.

ARTICLE  6 - QUALITY — CONTROL

6.1                   The API delivered by SANOFI CHIMIE hereunder shall meet the specifications (hereinafter referred to as the “SPECIFICATIONS”), as specified the Quality Agreement.  Each delivery of API by SANOFI CHIMIE shall be accompanied by a certificate of analysis issued by SANOFI CHIMIE showing the conformity of the delivered batch of API with the SPECIFICATIONS. Such certificate of analysis shall conform with and be signed in accordance with cGMP and the other applicable regulatory requirements.

6.2                   VIVUS (or its designee, such as the manufacturer of bulk tablets) shall promptly, upon arrival on its site, carefully inspect each shipment of API for transport damages, losses and shortfalls. Apparent defects like for instance damaged containers or missing packages of API have to be notified to the carrier promptly upon arrival of the shipment and the freight documents at VIVUS or its designee and, where possible, countersigned by the carrier’s representative. Failure of VIVUS to notify such visually detectable defects to the carrier promptly upon arrival of the concerned shipment and freight documents shall exclude any liability of SANOFI CHIMIE for such defects.

Upon delivery of the API, VIVUS (or its designee, such as the manufacturer of bulk tablets) shall inspect and test such API against the SPECIFICATIONS and according to the relevant analytical methods set forth in the Quality Agreement. If the API delivered does not conform to the SPECIFICATIONS, VIVUS or its designee shall so notify SANOFI CHIMIE in writing within *** calendar days from the date of delivery to VIVUS. If no written notice of such non-conformity is sent to SANOFI CHIMIE by VIVUS within

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

said *** calendar day period after delivery, it shall be conclusively presumed that such API was inspected and tested by VIVUS and conformed to the SPECIFICATIONS.

Notwithstanding the foregoing, VIVUS reserves the right, for a period of ***, to reject any API shipment, in whole or in part, in the event that at the time of receipt by VIVUS or its designee, latent defects existed in the API which could not reasonably have been discovered by VIVUS by careful  inspection according to the pharmaceutical industry standards  and through the testing of the API according to the Quality Agreement, provided that VIVUS reports such latent defect to SANOFI CHIMIE within *** of its discovery.

6.3                     Any dispute between the Parties regarding the conformity or non-conformity of the API to the SPECIFICATIONS shall be submitted to an independent expert, to be agreed upon by the Parties.

Should the Parties fail to agree on the designation of the independent expert within *** after a notice of rejection by VIVUS the dispute shall be governed by Article 20 herein.

6.4                     No later than *** after the signature of the Agreement, the Parties shall enter into a quality agreement governing certain operational and quality-related aspects of the supply of API to VIVUS hereunder (the “Quality Agreement”)  In the event of any inconsistency between this Agreement and the Quality Agreement, this Agreement shall control.

ARTICLE 7 — ENVIRONMENT, HEALTH AND SAFETY

7.1                               Health, Safety and Working Conditions

7.1.1                     SANOFI CHIMIE undertakes to comply with all and any legislative, regulatory or conventional requirements relating to health, safety and working conditions, which SANOFI CHIMIE is required to satisfy with by reason of its activity with respect to the subject matter of the Agreement.

To the extent not previously provided by VIVUS under the TTA, VIVUS shall provide SANOFI CHIMIE with all and any available information necessary for the performance of the Services, concerning:

-                    the particular hazards (i) of the substances or preparations, including the API and (ii) of the manufacturing procedures, to be used and/or to be implemented for the purpose of the performance of the Services.

-                    the measures to be taken against these hazards, including those related to handling, use and, should the case arise, storage of such substances or preparations;

-                    the rules for packaging and labeling the API and other substances, if relevant;

-                    the action(s) to take in case of accident.

The information disclosed by VIVUS to SANOFI CHIMIE within the context of this Agreement shall be found on the existing scientific and technical knowledge to which VIVUS may have had reasonable access at the effective date of the Agreement, and shall reflect VIVUS’s best professional analysis and judgment, recognizing that

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VIVUS has newly and only recently acquired the right to manufacture VIVUS’ Product without a direct experience manufacturing the API. Nevertheless, this information is furnished upon the condition that SANOFI CHIMIE shall make its own determination of the suitability of the Process for the particular purpose of the performance of the Services.

7.1.2                     Each Party shall as soon as possible bring to the knowledge of the other Party:

-                    All known new facts concerning the hazardous properties of the API or other substances or dangerous preparations which are the subject of the Agreement, which result from the improvement of scientific or technical understanding, or result from the observation of the effects of these products on the health and safety of workers or the environment; and

-                    The possible modification of physicochemical or toxicological properties of the API or of these same substances or preparations, by reason notably of a change in the nature or concentration of the impurities which they contain.

7.1.3                     The Parties will meet as often as necessary to examine together the conditions, and possibly the difficulties in the implementation of:

-                    the legislative, regulatory or conventional dispositions relating to health, safety and working conditions to which the terms of the Agreement shall be subjected;

-                    the procedure for reciprocal exchange of information stipulated in Article 7.1.2.

Furthermore, each Party will have the right to request from the other the holding of an ad hoc technical meeting in order to resolve all questions that particularly relate to health or to industrial safety, or to deal with an emergency situation, whatever the cause. The date and duration of this ad hoc technical meeting will be agreed jointly.

7.2                   Protection of the environment

7.2.1                     SANOFI CHIMIE acknowledges expressly that, in order to have been duly authorized by the competent administrative authority or to have been so declared to it, all the premises necessary for the execution of the Agreement are compliant with the legislative or regulatory requirements to which they are subjected with regard to the protection of the environment.

Consequently, SANOFI CHIMIE undertakes to maintain such compliance during the term of the Agreement and to be in a position to justify such compliance at all times to VIVUS.

7.2.2                    SANOFI CHIMIE will strictly comply with all applicable legislative or regulatory provisions relating to the disposal of waste, the term “disposal” describing the operations of collection, transport, storage, sorting and treatment so as to prevent all harm to the environment.

In particular, SANOFI CHIMIE undertakes that the waste which results from the performance of the Services will be treated only in installations duly authorized or accepted to this effect by the competent administrative authority. The respect of such obligation shall be evidenced by SANOFI CHIMIE upon request of VIVUS.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 8 - PRICES AND PAYMENT

8.1                   The price payable to SANOFI CHIMIE by VIVUS for the performance of Services shall be as follows:

- ***

Such price is for delivery of the API *** in Europe at the site of tablet manufacture, or *** outside Europe at the site of tablet manufacture (Incoterms® 2010).

8.2                   Title to the API, including the assignment of all intellectual property rights with regard to the Results as set forth in Article 10 hereunder, shall pass to VIVUS upon ***. Notwithstanding the retention of title, transfer of the risks on the API shall occur upon ***.  For clarity, to the extent that SANOFI CHIMIE or its AFFILIATE manufactures avanafil tablets using the API, the risk of loss to the API during the manufacturing of such tablets will be addressed in the a separate tablet manufacturing agreement.

8.3                   During the term of this Agreement, SANOFI CHIMIE shall invoice VIVUS upon shipment on the basis of the applicable price at the following address:

VIVUS, Inc.

1172 Castro Street

Mountain View, CA 94040

Attention: Accounts Payable

With an electronic copy to: accountspayable@vivus.com

VIVUS shall make all payments for all deliveries in euros, by bank transfer to a bank account to be designated by SANOFI CHIMIE within forty-five (45) calendar days of the invoice date.

8.4                   As from *** for the first time, and thereafter on a *** basis, the purchase price defined above shall be reviewed according to the latest available *** as shown by way of example in Exhibit 2 hereto, issued in *** of each year by ***.

In addition, should any increase in the price of any raw materials necessary for the manufacture of the API result in an increase of more than *** percent of the cost of goods of API in one Calendar Year and should such increase not be compensated by the application of the variation of the *** pursuant to the above paragraph, then the Parties shall increase the price accordingly by applying the portion of the increase between *** percent and the effective total increase of the considered raw materials in addition to the application of the variation of the *** for the considered period.  At VIVUS’s request, SANOFI CHIMIE shall provide written documentation evidencing any price increase in raw materials for which SANOFI CHIMIE seeks an adjustment of the price hereunder.

8.5                   VIVUS and SANOFI CHIMIE, through specifically designated personnel of each Party, shall collaborate on a regular basis during the term of the Agreement to identify, track and review specific cost-saving improvement opportunities relating to the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

manufacturing process of the API hereunder and shall agree on funding for required technical or other resources to develop such improvements. Clearly identified and mutually agreed savings resulting from such improvements and their implementation costs shall be shared equally by the Parties and shall be so reflected in the purchase price.

ARTICLE 9 - TERM AND TERMINATION

9.1                               Term

This Agreement shall become effective as of January 1st, 2014 and unless otherwise terminated as provided herein, shall remain in full force and effect for a period of five (5) years.

Thereafter, it shall be automatically renewed for successive period of two (2) years, unless SANOFI CHIMIE provides notice of desire not to renew *** in advance of end of the current term or VIVUS provides *** notice.

9.2                               Termination

9.2.1                     Either Party may terminate the Agreement without prejudice to any claim for damages, if the other Party commits a material breach and fails to remedy such material breach within *** calendar days of receipt of a registered letter with return receipt requested, specifying the breach. The termination will become effective on the date of first presentation of a second registered letter with return receipt requested, notifying the decision of termination.

9.2.2                     Either Party may immediately terminate the Agreement, by registered letter with return receipt requested in the following events:

a)                 the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition in bankruptcy is filed in any court of competent jurisdiction, or the other Party makes or executes any assignment for the benefit of creditor, in accordance with the applicable laws;

b)                 a force majeure event occurs and persists over *** calendar days, according to the provisions of Article 18 hereof.

9.3                               Effects of expiry or early termination of the Agreement

9.3.1                    Upon early termination of the Agreement by VIVUS in accordance with Article 9.2.1, VIVUS shall be under no further obligation, in particular no consideration shall be paid for the Services which are not performed in accordance with this Agreement, but to pay for the Services correctly performed until the effective date of termination.

Upon such termination, SANOFI CHIMIE shall:

a)                  supply VIVUS with all Documentation concerning the Services performed as well as the Results obtained through the effective date of termination;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b)                  return to VIVUS (i) all data and documents in any form comprising or containing any VIVUS’s Confidential Information contemplated by the Agreement (except for one (1) copy thereof that may be retained in secure legal archives for evidentiary purposes only); and

c)                   at VIVUS’s request, supply to VIVUS and invoice accordingly, at cost and without mark-up, any and all quantities of Starting Materials and the API manufactured up to the effective date of termination.

9.3.2                    Upon early termination of the Agreement by VIVUS for causes stated in Article 9.2.2 or by SANOFI CHIMIE for causes stated in Article 9.2.2(b), VIVUS shall be under no further obligation but to pay SANOFI CHIMIE the amount set forth in the relevant invoice in consideration of the Services actually performed or irrevocably committed and any related expenses up to the effective date of termination.

Upon such termination, SANOFI CHIMIE shall:

a)                  supply VIVUS with all Documentation concerning the Services performed as well as the Results obtained through the effective date of termination;

b)                  return to VIVUS (i) all data and documents in any form comprising or containing any VIVUS’s Confidential Information contemplated by the Agreement (except for one copy thereof that may be retained in secure legal archives for evidentiary purposes only); (ii) any and all quantities of API manufactured up to the effective date of termination.

c)                   deliver to VIVUS, and invoice VIVUS accordingly for, all the pending orders of API placed by VIVUS.

9.3.3                    Upon early termination of the Agreement by SANOFI CHIMIE either due to a breach by VIVUS in accordance with Article 9.2.1 or for causes stated at Article 9.2.2(a), VIVUS shall be obligated to pay the full amount set forth in the relevant invoice(s), in consideration of the Services actually performed or irrevocably committed by SANOFI CHIMIE up to the effective date of termination.

Upon such termination, SANOFI CHIMIE shall:

a)                  supply VIVUS with all Documentation concerning the Services performed and paid as well as the Results obtained through the effective date of termination;

b)                  return to VIVUS all data and documents in any form comprising or containing any VIVUS’s Confidential Information contemplated by the Agreement (except for one (1) copy thereof that may be retained in secure legal archives for evidentiary purposes only); and

c)                   (i) deliver to VIVUS, and invoice VIVUS accordingly for, all the pending orders of API placed by VIVUS, and (ii) invoice VIVUS for the remaining quantity of API on hand up to the corresponding Yearly Minimum Quantity according to Article 5.3.

9.4                               Termination of this Agreement shall have the following effects on the licenses and rights granted under Article 10 hereafter:

a)                  All licenses granted by VIVUS under Article 10.6 shall terminate immediately;

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b)                 The license granted by SANOFI CHIMIE in Article 10.5 shall continue provided VIVUS pays the corresponding royalties, except in case VIVUS terminated the Agreement due to a breach by SANOFI CHIMIE, in which case the license shall be royalty-free.

9.5                               Notwithstanding the expiry or early termination of the Agreement for any cause whatsoever, the provisions of Articles 9, 10, 12, 13, 14, 15, 17 and 20 hereof shall remain in effect.

ARTICLE 10 - INTELLECTUAL PROPERTY

10.1                        SANOFI CHIMIE expressly agrees that all VIVUS’s Confidential Information is and shall remain the sole property of VIVUS and/or its Affiliates, and nothing herein contained shall be deemed to convey to SANOFI CHIMIE any right, including a property right, relating to any VIVUS’s Confidential Information, nor to grant SANOFI CHIMIE any right, patents, patent applications, know-how, patterns or trademarks relating to the API, the Process and/or VIVUS’s know-how, in any country, during the term of this Agreement or at any time thereafter except as expressly set forth herein for the purpose of the performance of the Services.

10.2                        VIVUS expressly agrees that all SANOFI CHIMIE’s Confidential Information is and shall remain the sole property of SANOFI CHIMIE and/or its Affiliates, and nothing herein contained shall be deemed to transfer to VIVUS any right, including property rights, under any SANOFI CHIMIE’s Confidential Information, nor to grant VIVUS any right, patents, patent applications, know-how, patterns or trademarks relating to SANOFI CHIMIE’s and/or its Affiliates’ equipment or know-how together with related developments whichever they could be, in any country, during the term of this Agreement or at any time thereafter, except as otherwise provided for herein.

10.3                        Notwithstanding Article 13 hereunder, the Parties hereto acknowledge and agree that the Results and the Process, except the improvements to the Process that are generated in whole or in part by SANOFI CHIMIE or its Affiliates and that *** (“Severable Improvements”) (which, pursuant to Article 10.5 below, remain the sole property of SANOFI CHIMIE), shall be and remain at all times, both during and after the expiry or termination date of this Agreement, the exclusive property of VIVUS, which will file in its sole name, any and all patents and/or any and all intellectual property rights.

SANOFI CHIMIE hereby assigns all right, title and interest to any Result and/or Process (excluding Severable Improvements) to VIVUS and agrees to execute all documents and to take all actions necessary or advisable to assign and transfer such Results and/or Process to VIVUS and upon VIVUS’s request to assist VIVUS, at VIVUS’s costs and expenses, in obtaining patent protection or other forms of protection for such Results and/or Process.

10.4                        Any patent that may be filed on the Results or Process (excluding Severable Improvements) shall be the exclusive property of VIVUS. They shall be filed in the name and at the cost of VIVUS. If required, SANOFI CHIMIE will provide VIVUS with all necessary assistance, even after termination of the Agreement, in order to enable it to apply for, obtain, and maintain in force such patents, without any payment other than the reimbursement of the reasonable costs and expenses incurred by SANOFI CHIMIE for the time devoted to such assistance, subject to prior written approval of VIVUS on such expenses.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.5                        VIVUS agrees that any SANOFI CHIMIE’s and/or its Affiliates’ Background Technology used by SANOFI CHIMIE during the term of this Agreement, as well as any Severable Improvements, shall be and remain the sole and exclusive property of SANOFI CHIMIE and/its Affiliates. To the sole extent that the Manufacture of the API by or on behalf of VIVUS requires the use of SANOFI CHIMIE’s and/or its Affiliates’ Background Technology and/or any Severable Improvements, SANOFI CHIMIE hereby grants to VIVUS an irrevocable (except in case of material breach by VIVUS and subject to VIVUS’s termination right below), sub-licensable, non-exclusive and worldwide license to use such SANOFI CHIMIE’s and/or its Affiliates’ Background Technology and/or such Severable Improvements.  Such license shall be ***, except upon expiration or termination of this Agreement, VIVUS shall thereafter pay to SANOFI CHIMIE a royalty as set forth in Article 10.5 of the TTA. VIVUS may terminate such license at any time upon written notice to SANOFI CHIMIE, in which case such royalty obligation shall terminate as well.

In the case of a sublicense under the foregoing license, VIVUS shall ensure the proper compliance by its sublicensee with any and all obligation and restriction in relation to the use of any sublicensed Background Technology and/or Severable Improvements for the Manufacture of the API, and VIVUS agrees to terminate the sublicense if such sublicensee violates this restriction and does not cease the unauthorized use after reasonable written notice to the sublicensee of such violation.

In the event VIVUS becomes aware of any suspected infringement of any sublicensed Background Technology and/or Severable Improvements, VIVUS shall promptly notify SANOFI CHIMIE and provide it with all details of such infringement of which it is aware.

VIVUS shall assist and cooperate with SANOFI CHIMIE as the latter may reasonably request from time to time, including by providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that VIVUS shall not be required to disclose legally privileged information unless and until procedures reasonably acceptable to VIVUS are in place to protect such privilege.

10.6                        VIVUS hereby grants to SANOFI CHIMIE and/or its Affiliates a royalty-free, non-exclusive license to use, subject to the terms of this Agreement, and for the sole purpose of performing SANOFI CHIMIE’s obligations hereunder, any and all VIVUS’s and/or its Affiliates’ Background Technology, VIVUS’s Confidential Information, the Process and the Results that are owned by or licensed to VIVUS or any of its Affiliates and that are necessary for the performance of the Services and the Manufacture of the API during the term of this Agreement.

ARTICLE 11 — ETHIC - ANTI-BRIBERY

Each Party will conduct itself and undertake the arrangements contemplated by this Agreement in a manner which is consistent with good business ethics and all applicable anti-bribery legislation (national and foreign), including but not limited to the OECD Convention dated 17th December 1997 on combating bribery of public officials in international business

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and the United States Foreign Corrupt Practices Act, as amended.  Failure of a Party to comply with the provisions of this Article will be deemed a material breach of a material provision of this Agreement by the other Party.

ARTICLE 12 — WARRANTY / LIABILITY / INDEMNITY / INSURANCE

12.1                        Warranties

12.1.1              VIVUS warrants to SANOFI CHIMIE that to its knowledge the Process and the API are free from infringement of any patent or other right of third parties. In the case of a third party claim arising out of breach of warranty, Indemnity provisions at Article 12.3 shall apply.

12.1.2              SANOFI CHIMIE warrants and represents that it will perform the Services in a competent and professional manner in accordance with (i) quality standards required by ICH Q7 guidelines and cGMP, (ii) the terms and conditions set forth in this Agreement and/or in any amendment and (iii) with any and all applicable laws, rules and regulations.

12.1.3              SANOFI CHIMIE shall not be responsible for any answers to questions of any health authority which needs further scientific investigations as, for example, determination and quantification of genotoxic impurities. SANOFI CHIMIE may assist VIVUS upon VIVUS’s request, at VIVUS’s costs and expenses.

12.2                        Liability

12.2.1              SANOFI CHIMIE will be solely responsible for the performance of the Services and liable for direct, losses of property, injuries to any person, arising out or resulting from any use of the SANOFI CHIMIE’s Background Technology, and/or Severable Improvements, handling of the samples of the API and/or implementation of the Process within SANOFI CHIMIE’s facilities and by SANOFI CHIMIE’s employees.

12.2.2             Subject to provisions of Article 12.2.5, in no event shall either Party be liable to the other for lost profits, punitive or other indirect, special, exemplary, incidental or consequential damages of any kind arising out of, or in connection with this Agreement.

12.2.3              Liability for non-conforming API

The liability of SANOFI CHIMIE for any delivery of API not compliant with the SPECIFICATIONS and the related Quality Agreement (hereinafter the “Non-Conforming API”) shall be limited toward VIVUS to, at VIVUS’ election, the replacement of the Non-Conforming API as soon as technically possible, at no additional cost for VIVUS, or the reimbursement of the Non-Conforming API .

12.2.4              Subject to the provisions of Article 12.2.5, SANOFI CHIMIE’s aggregate liability to VIVUS for any loss or damage suffered by VIVUS as a result of a breach of SANOFI CHIMIE shall, for the duration of this Agreement, be limited to, on a cumulative basis, the total amount invoiced by SANOFI CHIMIE to VIVUS hereunder during ***; provided, however, that for the first *** months of this Agreement  SANOFI CHIMIE’s  aggregate liability shall not exceed ***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.2.5              Notwithstanding the foregoing, nothing in this Agreement except Article 12.2.2 shall exclude or limit the liability of each Party in the case of (a) personal injury or death, (b) a Party’s breach of its confidentiality obligations, (c) an intellectual property right infringement claim brought by a third party that is a breach of a Party’s representation or warranty set forth above at Article 12.1, (d) a Party’s gross negligence or willful misconduct and (e) a third party’s claim for which a Party is obligated to indemnify the other Party under this Agreement (as provided for under Article 12.3 below). Furthermore, Article 12.2.2 shall not exclude or limit the liability of each Party in the case of (i) a Party’s breach of its confidentiality obligations or (ii) a third party’s claim for which a Party is obligated to indemnify the other Party under this Agreement (as provided for under Article 12.3 below).

12.3                        Indemnity

12.3.1              SANOFI CHIMIE shall be liable for and agrees to indemnify and hold harmless VIVUS (including its Affiliates), its directors, officers, and employees against any and all liability, damages, demands, claims, actions, proceedings, suits, judgments, costs, losses, and expenses (hereinafter referred to as “Claims”) that may be brought by a third party against or suffered by VIVUS as a direct result of any breach by SANOFI CHIMIE of its obligations or warranties hereunder, except to the extent that such Claims are due to the negligence, gross negligence, fault or intentional misconduct of VIVUS.

12.3.2              VIVUS shall be liable for and agrees to indemnify and hold harmless SANOFI CHIMIE (including its Affiliated Companies), its directors, officers, and employees against any and all liability, damages, demands, claims, actions, proceedings, suits, judgments, costs, losses, and expenses (hereinafter referred to as “Claims”) that may be brought by a third party against or suffered by SANOFI CHIMIE as a direct result of any breach by VIVUS of its obligations or warranties hereunder, except to the extent that such Claims are due to the negligence, gross negligence, fault or intentional misconduct of SANOFI CHIMIE.

12.3.3              If either Party expects to seek indemnification under this Agreement with respect to a Claim, made, or filed, the Party seeking indemnification shall:

i)                 promptly give notice to the other Party of any such Claim against it, such Claim forming the basis of indemnification under this Agreement, and

ii)              fully cooperate with the other Party in the investigation and defence of all such Claim.

12.3.4             The indemnifying Party shall have the option to assume the other Party’s defence in any such Claim with counsel reasonably satisfactory to the other Party. No settlement or compromise shall be binding on a Party hereto without such Party’s prior written consent, which will not be unreasonably withheld. The Party seeking indemnification shall have the right of appearance of counsel of its own selection, at its own cost and expense.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.4                        Insurance

Each Party represents that it has and shall maintain during the term of this Agreement, a reasonable level of insurance, which may include an appropriate program of self-insurance, and in particular product liability insurance, with policy limits reasonably appropriate for its business. Each Party agrees to provide upon request copies of the certificate of insurance as written evidence to the other of such coverage.

ARTICLE 13 — CONFIDENTIALITY

13.1                        Each Party acknowledges and agrees that while performing this Agreement, it will be exposed to or be given Confidential Information of the other Party.

13.2                        Each Party undertakes to maintain the Confidential Information of the other Party in strict secrecy and to avoid any disclosure and/or use for another purpose than performing the Agreement, in any manner whatsoever and in any form, with the same care it has or should have regarding its own Confidential Information.

Each Party undertakes to make the Confidential Information of the other Party available only to its and/or its Affiliates’ employees who have a direct need to have access in order to perform this Agreement, and to take all steps necessary to ensure that these employees shall not disclose and/or use such Confidential Information of the other Party in a manner which is not authorized under this Agreement.

13.3                        The foregoing undertaking of confidentiality and non-use shall remain in full force and effect for the term of this Agreement and for *** years thereafter, even if this Agreement is declared null and void for any reason, unless the Confidential Information:

a)             was known to the public, or generally available to the public, at the date of disclosure,

b)             becomes known to the public, or generally available to the public, after the date of signature of this Agreement, through no act or omission of the receiving Party or of its employees in breach of this Agreement;

c)              is obtained lawfully from a third party without any secrecy obligation, provided that such Confidential Information has not been acquired directly or indirectly, by the third party from the disclosing Party under a secrecy obligation,

d)             is subsequently independently discovered or developed by or on behalf of the receiving Party, without reliance on Confidential Information disclosed by the disclosing Party under this Agreement, as evidenced by written records,

e)              is required to be disclosed as a result of applicable laws or regulations or final order of a court, provided that the receiving Party promptly notifies the disclosing Party, that reasonable measures shall be taken by the receiving Party to assure confidential treatment of such information and that the receiving Party will restrict the disclosure to the piece of Confidential Information legally required.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

For the purpose of the Agreement, no Confidential Information shall be deemed to be in the public domain or knowledge merely because such Confidential Information is embraced by more general information in the public domain or knowledge.

13.4                       Authorized Disclosure.  Each Party may disclose Confidential Information belonging to the other Party to the extent such Party determines such disclosure is reasonably necessary in the following situations:

(a)                                 prosecuting or defending litigation relating to this Agreement;

(b)                                in the case of VIVUS, disclosure to Mitsubishi Tanabe Pharma Corporation as required pursuant to VIVUS’ license agreement with Mitsubishi Tanabe Pharma Corporation;

(c)                                 in the case of VIVUS as the receiving Party, disclosure to its licensees, sublicensees, and collaborators with respect to the Product, but solely to the extent that such Confidential Information (i) raises any material concerns regarding the safety of any Product; (ii) indicates or suggests a potential material liability of either VIVUS or the applicable licensee, sublicensee, or collaborator to Third Parties in connection with any Product; (iii) is reasonably likely to lead to a recall or market withdrawal of any Product; or (iv) relates to any Product and is reasonably likely to have a material impact on a regulatory approval of any Product in such licensee’s, sublicensee’s, or collaborator’s territory; provided that each such disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 13.2 and 13.3 prior to any such disclosure;

(d)                                disclosure to its and its Affiliates’ respective directors, officers, employees, consultants, attorneys, professional advisors, lenders, insurers, service providers and licensees only on a need-to-know basis and solely as necessary in connection with this Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 13.2 and 13.3 prior to any such disclosure (it being understood that the receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such disclosee); and

(e)                                disclosure to any bona fide potential or actual investor, acquirer, merger partner, or other potential or actual financial partner (and/or their respective consultants, attorneys, professional advisors) on a need-to-know basis and solely for the purpose of evaluating a potential investment, acquisition, merger, or similar transaction; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 13.2 and 13.3 prior to any such disclosure (it being understood that the receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such disclosee).

13.5                        Upon expiry or prior termination of this Agreement, unless the Parties should decide otherwise, each Party shall return to other Party any and all Confidential Information of the latter.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 14 - PUBLICATIONS — COMMUNICATIONS

Neither Party shall (a) make any publication or communication which discloses the terms and conditions of the Agreement or any amendment (other than terms and conditions that are or become publicly available through no breach of this Agreement), without the prior written approval of the other Party or (b) use the name of the other Party or any of its Affiliates as a commercial reference, without its prior written consent.  Notwithstanding the foregoing, (A) VIVUS may disclose such information to actual or potential partners or licensees or to Mitsubishi Tanabe Pharma Corporation (or to directors, officers, employees, consultants, attorneys, professional advisors, lenders, insurers, or service providers on a need-to-know basis), without obtaining the consent of SANOFI CHIMIE provided said third parties shall be subject to the same or greater level of confidentiality as set forth in Article 13; (B) VIVUS may, in its sole discretion and in the ordinary course of business, make publications or communications relating to its research, development, regulatory, and commercialization efforts, provided that it complies with subsection (b) and Article 13 above; and (C) nothing in this Article 14 shall prevent a Party from making any disclosure that is required as a result of applicable laws or regulations or final order of a court, provided that such Party promptly notifies the other Party, that reasonable measures shall be taken by such Party to assure confidential treatment of such information and such Party will restrict the disclosure to the piece of Confidential Information legally required.

For sake of clarity, this provision does not prevent VIVUS from disclosing the terms and conditions of the Agreement to a third party as long as such disclosure is strictly needed for the sole purpose of an acquisition due diligence and that VIVUS treats said information with the same care it has or should have regarding its own Confidential Information.

ARTICLE 15 - ASSIGNMENT / SUBCONTRACT

Neither Party may subcontract, assign, extend or transfer any of its rights and obligations under this Agreement, without the express and prior written consent of the other Party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, SANOFI CHIMIE may transfer or assign its rights and obligations under this Agreement to its Affiliates, and that VIVUS may transfer or assign its rights and obligations under this Agreement, in whole or in part, to its Affiliates and/or its Commercialization Partners.

No assignment nor transfer of this Agreement or of any rights hereunder shall relieve the assigning Party of any of its obligations and liability hereunder, unless the assignee undertakes in writing to, and can reasonably, assume such obligations and liabilities.

This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 16 - AUDIT

16.1            VIVUS, or any third party appointed by VIVUS, will be allowed, upon reasonable notice, to carry out, once per ***, *** technical or quality assurance audit in the premises where the Services are performed by SANOFI CHIMIE as specified in the Quality Agreement.

16.2            SANOFI CHIMIE undertakes to cooperate with VIVUS for such audit that VIVUS, or any third party appointed by VIVUS, shall carry out during the term of this Agreement.

16.3            In case the audit is performed by a third party appointed by VIVUS, then such audit shall be processed under a separate secrecy agreement signed before the date of the audit.

ARTICLE 17 - NOTICES

Any notice required or permitted to be given under this Agreement shall be deemed to have been sufficiently given if mailed by registered mail, postage prepaid, or sent by fax or electronic mail, addressed to the Party to be notified, at its address stated in this Agreement or at such other address as may hereafter be provided in an Amendment (or in any other document exchanged between the Parties) and shall be deemed to have been served *** Business Days after mailing in the case of mail, and *** Business Days after dispatch in the case of fax or electronic mail.

ARTICLE 18 - FORCE MAJEURE

18.1                       If either of the Parties is impeded in fulfilling its obligations in accordance with this Agreement due to an event or a cause beyond its control, such as, an unforeseen labor conflict, fire, earthquakes, floods, war, mobilization or unforeseen military call-up of a large magnitude, requisition, confiscation, commandeering, public decrees, riots, insurrections, general shortage of transport, goods or energy, delays in deliveries from suppliers caused by any circumstances referred to in this Article, this impediment will be considered as a “force majeure” event and the Party shall be exempted from liability for delays due to such reasons; provided, however, that it notifies the other Party thereof without undue delay after such an event has occurred.

18.2                        The Party suffering from the occurrence of such force majeure shall (i) promptly inform the other Party and send to the other Party all appropriate justification evidencing the occurrence of such event and (ii) shall make all reasonable efforts to mitigate the consequences of such force majeure and to remedy the situation as quickly as possible.

18.3                        If after *** consecutive days from the date of receipt of the notice of the force majeure occurrence, such event persists, either Party may terminate the Agreement by registered mail with return receipt requested and termination shall become effective forthwith.

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ARTICLE 19 - GENERAL PROVISIONS

19.1                        Entire agreement

This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the effective date, all prior agreements and understandings between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

Notwithstanding the foregoing, any prior Confidentiality Agreement between the Parties remains in full force and effect.

19.2                        Headings

Headings are inserted for convenience and shall not affect the meaning or interpretation of this Agreement.

19.3                        Independent contractor

Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

19.4                        Severability

If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

19.5                        No waiver

Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

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19.6                        Performance by Affiliates

Any obligation of VIVUS under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at VIVUS’s sole and exclusive option, either by VIVUS directly or by any Affiliate of VIVUS that VIVUS causes to satisfy, meet or fulfill such obligation, in whole or in part.  Any obligation of SANOFI CHIMIE under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at SANOFI CHIMIE’s sole and exclusive option, either by SANOFI CHIMIE directly or by any Affiliate of SANOFI CHIMIE that SANOFI CHIMIE causes to satisfy, meet or fulfill such obligation, in whole or in part.  Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party under the terms and conditions of this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

19.7                       Further Assurances and Actions

Each Party, upon the request of the other Party, without further consideration, will do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney, instruments and assurances as may be reasonably necessary to effect complete consummation of the transactions contemplated by this Agreement, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.  The Parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

ARTICLE 20 - GOVERNING LAW / DISPUTES

20.1                        Governing Law

Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

20.2                        Disputes

The Parties recognize that disputes as to certain matters may from time to time arise during the term which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation

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and without resort to litigation. To accomplish this objective, the Parties agree to meet and discuss in good faith any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement.  Such good faith efforts shall include at least one in-person meeting between the chief executive officers of each Party.  If the matter is not resolved within *** days following the request for discussions, either Party may then invoke the provisions of Article 20.3.

20.3                        Arbitration

20.3.1              Claims.  Subject to Article 20.4 below, any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement that is not resolved under Article 20.2 within the required *** day period, including, without limitation, any claim concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement shall be resolved by final and binding arbitration administered by ***.  The arbitration and all associated discovery proceedings and communications shall be conducted in English, and the arbitration shall be held in New York, New York, USA.

20.3.2              English Language.  All proceedings shall be held in English and a transcribed record prepared in English.  Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with a reasonably complete and accurate English translation.

20.3.3              Selection of Arbitrators.  The Parties shall each choose one arbitrator within *** days of receipt of notice of the intent to arbitrate and the said two arbitrators shall select by mutual agreement a third arbitrator within *** days after they have been selected as arbitrators. If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed on, the *** shall make such appointment (i.e. shall appoint *** arbitrators) within *** days of such failure.

20.3.4              Arbitrators’ Award.  The arbitrators’ award shall include a written statement describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded.  The arbitrators shall, in rendering their decision, apply the substantive laws of the State of New York, without giving effect to its conflicts of laws principles. The arbitrators’ authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Article 12.2.  The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction.

20.3.5              Costs.  Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, the arbitrators shall be authorized to determine whether a Party is the prevailing party, and if so, to award to that prevailing party reimbursement for any or all of its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the *** and the arbitrators.

20.4                        Court Actions.  Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the

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context of a bona fide emergency or prospective irreparable harm, including but not limited to a breach or threatened breach of any confidentiality provision herein, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding.  In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to Article 20.3.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on the dates indicated herein below.

Made in two (2) original copies.

SANOFI CHIMIE		VIVUS INC.

By:	/s/ Hervé Lebrun	By:	/s/ Leland F. Wilson
Name:	Hervé LEBRUN	Name:	Leland F. WILSON
Title:	Chairman and Chief Executive Officer	Title:	Chief Executive Officer
Date:	24th July 2013	Date:	July 17, 2013

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EXHIBIT 1 — QUALITY AGREEMENT

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EXHIBIT 2 — PRICING ADJUSTMENT REFERENCE

***

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EXHIBIT 3 — SANOFI’S TERRITORY

***

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